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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN		55474
(Address of principal executive offices)		(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2015

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Large Cap Growth Fund IV (formerly Columbia Marsico Flexible Capital Fund)

November 30, 2015 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 81.5%
CONSUMER DISCRETIONARY 21.1%
Auto Components 0.3%
Visteon Corp. (a)	3,587	$430,117
Hotels, Restaurants & Leisure 2.6%
Marriott International, Inc., Class A	48,115	3,411,835
Norwegian Cruise Line Holdings Ltd. (a)	15,068	865,506
Total		4,277,341
Household Durables 0.3%
Jarden Corp. (a)	10,317	481,597
Internet & Catalog Retail 2.3%
Amazon.com, Inc. (a)	3,109	2,066,863
Ctrip.com International Ltd., ADR (a)	2,691	287,964
Expedia, Inc.	4,822	593,636
Priceline Group, Inc. (The) (a)	594	741,817
Total		3,690,280
Media 6.3%
Comcast Corp., Class A	24,190	1,472,203
DISH Network Corp., Class A (a)	10,884	682,536
Liberty Global PLC, Class C (a)	120,328	4,933,448
Walt Disney Co. (The)	27,595	3,131,205
Total		10,219,392
Specialty Retail 8.8%
Home Depot, Inc. (The)	57,887	7,749,911
Lowe’s Companies, Inc.	16,941	1,297,680
O’Reilly Automotive, Inc. (a)	17,041	4,496,609
TJX Companies, Inc. (The)	11,091	783,025
Total		14,327,225
Textiles, Apparel & Luxury Goods 0.5%
lululemon athletica, Inc. (a)	7,683	367,401
VF Corp.	6,658	430,773
Total		798,174
TOTAL CONSUMER DISCRETIONARY		34,224,126
CONSUMER STAPLES 10.3%
Beverages 8.3%
Constellation Brands, Inc., Class A	53,504	7,504,471
Molson Coors Brewing Co., Class B	50,350	4,633,710
PepsiCo, Inc.	14,066	1,408,851
Total		13,547,032
Food & Staples Retailing 1.3%
CVS Health Corp.	15,887	1,494,808

Issuer	Shares	Value

Common Stocks (continued)
CONSUMER STAPLES (CONTINUED)
Food & Staples Retailing (continued)
Kroger Co. (The)	15,453	$581,960
Total		2,076,768
Tobacco 0.7%
Philip Morris International, Inc.	13,350	1,166,656
TOTAL CONSUMER STAPLES		16,790,456
ENERGY 0.2%
Oil, Gas & Consumable Fuels 0.2%
Kinder Morgan, Inc.	11,166	263,183
TOTAL ENERGY		263,183
FINANCIALS 12.2%
Banks 4.2%
Citigroup, Inc.	111,899	6,052,617
Fifth Third Bancorp	13,758	284,378
Wells Fargo & Co.	9,728	536,012
Total		6,873,007
Capital Markets 1.8%
Bank of New York Mellon Corp. (The)	37,770	1,655,837
BlackRock, Inc.	1,139	414,277
Goldman Sachs Group, Inc. (The)	2,151	408,733
Invesco Ltd.	15,904	535,806
Total		3,014,653
Diversified Financial Services 2.6%
CME Group, Inc.	42,964	4,195,435
Real Estate Investment Trusts (REITs) 3.6%
Crown Castle International Corp.	61,288	5,265,252
Simon Property Group, Inc.	3,011	560,769
Total		5,826,021
TOTAL FINANCIALS		19,909,116
HEALTH CARE 9.6%
Biotechnology 3.3%
Alexion Pharmaceuticals, Inc. (a)	5,134	916,111
Alkermes PLC (a)	8,271	606,761
Biogen, Inc. (a)	3,398	974,750
BioMarin Pharmaceutical, Inc. (a)	1,174	111,964
Bluebird Bio, Inc. (a)	1,832	162,590
Celgene Corp. (a)	10,403	1,138,608
Incyte Corp. (a)	2,621	299,423

Issuer	Shares	Value

Common Stocks (continued)
HEALTH CARE (CONTINUED)
Biotechnology (continued)
Intercept Pharmaceuticals, Inc. (a)	876	$154,623
Novavax, Inc. (a)	20,714	177,312
Ultragenyx Pharmaceutical, Inc. (a)	1,896	186,415
Vertex Pharmaceuticals, Inc. (a)	4,865	629,336
Total		5,357,893
Health Care Equipment & Supplies 0.6%
Medtronic PLC	11,934	899,108
Health Care Providers & Services 0.9%
Express Scripts Holding Co. (a)	8,977	767,354
Laboratory Corp. of America Holdings (a)	5,310	645,377
Total		1,412,731
Life Sciences Tools & Services 0.6%
Thermo Fisher Scientific, Inc.	7,186	994,542
Pharmaceuticals 4.2%
Bristol-Myers Squibb Co.	18,574	1,244,644
Eli Lilly & Co.	49,452	4,057,042
Novartis AG, Registered Shares	18,632	1,592,734
Total		6,894,420
TOTAL HEALTH CARE		15,558,694
INDUSTRIALS 5.4%
Aerospace & Defense 0.4%
Northrop Grumman Corp.	3,657	681,519
Air Freight & Logistics 0.5%
FedEx Corp.	4,947	784,297
Airlines 0.5%
Delta Air Lines, Inc.	16,953	787,637
Electrical Equipment 0.2%
AMETEK, Inc.	6,152	347,342
Machinery 0.3%
Ingersoll-Rand PLC	8,142	477,691
Professional Services 3.5%
Nielsen Holdings PLC	121,152	5,655,375
TOTAL INDUSTRIALS		8,733,861

Issuer	Shares	Value

Common Stocks (continued)
INFORMATION TECHNOLOGY 22.3%
Communications Equipment 0.4%
Palo Alto Networks, Inc. (a)	3,416	$639,953
Internet Software & Services 10.2%
Alibaba Group Holding Ltd., ADR (a)	47,913	4,028,525
Alphabet, Inc., Class A (a)	5,263	4,014,880
Facebook, Inc., Class A (a)	76,887	8,014,701
LinkedIn Corp., Class A (a)	2,228	541,649
Total		16,599,755
IT Services 3.5%
Visa, Inc., Class A	71,859	5,677,580
Semiconductors & Semiconductor Equipment 1.4%
Avago Technologies Ltd.	3,301	430,616
Broadcom Corp., Class A	11,826	646,054
NXP Semiconductors NV (a)	4,571	427,206
Qorvo, Inc. (a)	8,991	522,107
Skyworks Solutions, Inc.	3,362	279,113
Total		2,305,096
Software 3.4%
Electronic Arts, Inc. (a)	14,205	962,957
Microsoft Corp.	34,447	1,872,194
Red Hat, Inc. (a)	13,860	1,128,343
Salesforce.com, inc. (a)	8,721	694,976
ServiceNow, Inc. (a)	7,067	614,900
Tableau Software, Inc., Class A (a)	2,284	221,617
Total		5,494,987
Technology Hardware, Storage & Peripherals 3.4%
Apple, Inc.	47,478	5,616,647
TOTAL INFORMATION TECHNOLOGY		36,334,018
MATERIALS 0.4%
Chemicals 0.4%
Eastman Chemical Co.	9,989	725,701
TOTAL MATERIALS		725,701
Total Common Stocks (Cost: $115,086,423)		$132,539,155

	Shares	Value

Money Market Funds 19.9%
Columbia Short-Term Cash Fund, 0.184% (b)(c)	32,381,492	$32,381,492
Total Money Market Funds (Cost: $32,381,492)		$32,381,492
Total Investments (Cost: $147,467,915) (d)		$164,920,647(e)
Other Assets & Liabilities, Net		(2,322,528)
Net Assets		$162,598,119

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2015.
(c)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	16,999,684	45,348,740	(29,966,932)	32,381,492	7,720	32,381,492

(d)

At November 30, 2015, the cost of securities for federal income tax purposes was approximately $147,468,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$18,247,000
Unrealized Depreciation	(794,000)
Net Unrealized Appreciation	$17,453,000

(e)	Investments are valued using policies described in the Notes to Financial Statements in the most recent shareholder report.

Abbreviation Legend
ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•              Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•              Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•              Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2.  The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 of the Notes to Financial Statements in the most recent shareholder report.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	34,224,126	—	—	34,224,126
Consumer Staples	16,790,456	—	—	16,790,456
Energy	263,183	—	—	263,183
Financials	19,909,116	—	—	19,909,116
Health Care	13,965,960	1,592,734	—	15,558,694
Industrials	8,733,861	—	—	8,733,861
Information Technology	36,334,018	—	—	36,334,018
Materials	725,701	—	—	725,701
Total Common Stocks	130,946,421	1,592,734	—	132,539,155
Money Market Funds	—	32,381,492	—	32,381,492
Total Investments	130,946,421	33,974,226	—	164,920,647

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.  These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.  The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

Item  2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	January 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	January 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	January 21, 2016